UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 9, 2009

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification No.)

6001 Oak Canyon Irvine, California (Address of principal executive offices)		92618-5200 (Zip Code)

(949) 451-1450

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 9, 2009, Meade Instruments Corp. (the “Company”) and its subsidiaries entered into agreements with FCC, LLC, d/b/a First Capital, and its subsidiary for a three-year, $10 million credit facility.  This facility replaces the facility with Bank of America, N.A. that was set to expire in September 2009.

The new facility consists of a factoring arrangement for the Company’s receivables with an 80% advance rate up to $10 million of available credit and a secured credit line tied to the Company’s finished goods inventory of up to $3 million of available credit, subject to the overall credit limit of $10 million.  The interest rate for advances against the facility will initially be set at LIBOR plus 5.5%, subject to a LIBOR floor of 2.25%.  The agreement also sets forth unused line fees, minimum factoring commissions, early termination fees and other customary terms and conditions.

On February 10, 2009, the Company issued a press release announcing the new facility.

Item 1.02	Termination of a Material Definitive Agreement

As mentioned above in Item 1.01, the Company (and its subsidiary, Simmons Outdoor Corporation) and Bank of America, N.A. terminated the amended and Restated Credit Agreement dated as of October 25, 2002.  Prior to termination, this agreement provided a $10.0 million facility and was to expire in September 2009.  The interest rate for loans under this facility was 5.75%.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description

10.122	Factoring and Inventory Advances Agreement dated as of February 6, 2009 between Meade Instruments Corp. and FCC, LLC.

10.123	Loan and Security Agreement — Factor Sub Accounts dated as of February 6, 2009 between Meade Instruments Corp. and FCC, LLC.

10.124	Factoring and Security Agreement — Factor Sub Accounts dated as of February 6, 2009 between Meade Instruments Corp. and FCC Factor Subsidiary, LLC.

99.1	Press Release, dated February 10, 2009, issued by Meade Instruments Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2009	MEADE INSTRUMENTS CORP.

/s/ Paul E. Ross
Paul E. Ross,
Senior Vice President - Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.122	Factoring and Inventory Advances Agreement dated as of February 6, 2009 between Meade Instruments Corp. and FCC, LLC.

10.123	Loan and Security Agreement — Factor Sub Accounts dated as of February 6, 2009 between Meade Instruments Corp. and FCC, LLC.

10.124	Factoring and Security Agreement — Factor Sub Accounts dated as of February 6, 2009 between Meade Instruments Corp. and FCC Factor Subsidiary, LLC.

99.1	Press Release, dated February 10, 2009, issued by Meade Instruments Corp.